UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2011

Limoneira Company
(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road
Santa Paula, CA 93060
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (805) 525-5541
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01	Other Events.

On March 17, 2011, Limoneira Company (the “Company”) issued a press release announcing that, in a 6 to 1 vote, the Local Agency Formation Commission (LAFCo) approved conditions that will allow for the annexation and incorporation of the Company’s 541 acres, known as East Area 1 (the “Land”), into the City of Santa Paula.  On June 3, 2008, Santa Paula voters had approved the annexation and development of the Land that will include residential, commercial, recreational and community amenities.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Limoneira Company Press Release dated March 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2011	LIMONEIRA COMPANY

	By:	/s/ Harold S. Edwards

Harold S. Edwards
President and Chief Executive Officer